Investor Presentation Investor Presentation February 2013 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements

This presentation contains certain forward-looking information about CU Bancorp and California United Bank (collectively the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All
statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for loan losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which reduces interest margins; asset/liability repricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which the
Company does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting the Company’s business; and changes in the securities markets. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. The Company assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read the Bank’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by the Bank with the FDIC and by CU Bancorp with the SEC. The documents filed with the
FDIC and the SEC may be obtained at California United Bank’s website at www.cunb.com. These documents may also be obtained free of charge from CU Bancorp by directing a request to CU Bancorp, 15821 Ventura Boulevard, Suite 100, Encino, California 91436, Attention: Investor
Relations. Telephone 818 257-7700.

Corporate Overview
Corporate Overview

California United Bank is a premier community-based
California United Bank is a premier community-based
commercial bank servicing the Metropolitan Los Angeles,
commercial bank servicing the Metropolitan Los Angeles,
Orange County and Ventura County markets
Orange County and Ventura County markets
Established by local business owners and entrepreneurs in 2005
Eight full-service offices in Los Angeles, San Fernando Valley, Conejo
Valley, Santa Clarita Valley, Simi Valley, South Bay, and Orange County
(Anaheim and Irvine/Newport Beach)
Servicing businesses, non-profit organizations, entrepreneurs, professionals, and high-net worth individuals
Total assets of $1.25 billion
California United Bank grew total assets at a 43% CAGR and total deposits at a 51% CAGR since inception in 2005 through December 31, 2012

Investment Highlights
Investment Highlights
Emerging business banking franchise reaching an inflection
point in profitability
Attractive low-cost core deposit base
Non-interest bearing deposits comprise 50% of total deposits at 12/31/12
Cost of deposits was 17 bps in Q4 2012
Demonstrated ability to grow both organically and through
acquisitions
Experienced management team with an established track
record of delivering results
Recent acquisition of Premier Commercial Bank (PCB)
provides near-term catalyst for earnings growth
Growing awareness in local markets and the investment
community
Surpassed $1 billion in total assets in July 2012
Transferred listing to Nasdaq Capital Market in October 2012

Castaic
Santa Clarita
Pearblossom
Phelan
Fillmore
Angeles National Forest
Simi Valley
North Hills
Thousand Oaks
Calabasas
Glendale
Azusa
Los Angeles
West Covina
Ontario
Chino
Malibu
Santa Monica
Westchester
Downey
Torrance
Long Beach
Anaheim
Santa Ana
Huntington Beach
Irvine
Mission Viejo
Laguna Niguel
San Clemente

CU BANCORP

California California United United Bank Bank has has a a footprint footprint that that spans the most attractive markets in Southern California:
in Southern California:
Strategic Geographic Locations
Strategic Geographic Locations
Encino (2005) – Headquarters
Los Angeles (2006)
Santa Clarita Valley (2007)
South Bay (2009) – Converted to a
branch in 2010
Orange County (2010) – Loan
Production Office
Simi Valley (2010) – Acquired from
California Oaks State Bank
Thousand Oaks (2010) – Acquired from
California Oaks State Bank
Anaheim (2012) – Acquired from
Premier Commercial Bank
Irvine/Newport Beach  (2012) –
Acquired from Premier Commercial Bank

CUNB Branch
CUNB LPO
Former COSB
Branch
Former PCB
Branch

Why We Are Different
Why We Are Different
CUNB has been engaged in the successful practice of business banking since its inception
Strong growth combined with stellar asset quality
We have the ability to do larger, more complex financings than similar sized banks
Formula lines of credit
Asset-based lending
Executive team has extensive experience building high performing banks
Demonstrated ability to identify, acquire and successfully integrate banks
Proven ability to attract top bankers
Multiple experienced banking teams added from competitors since 2010
Local advisory boards guide the Bank in its respective business communities

Our Customers
Our Customers
Our customer base reflects the diversity
Our customer base reflects the diversity
of industries in Southern California
of industries in Southern California
Majority of customers participate in the manufacturing,
distribution and services industries
Typical customer has between $10 million and $60 million in
annual sales (excluding SBA borrowers)
Typical loan commitment ranges between $1 million and $5
million (excluding SBA loans)
Majority of new customers come from larger banks
Most new business generation results from warm leads provided by referral sources

Dedicated to the Community
Dedicated to the Community
CUNB employees are involved in
their local communities
Strong cultural value demonstrates
that supporting the community is
also good business
CUNB supports over 75 charities
throughout Southern California
financially and with volunteer hours
Utilize local advisory boards to help
guide the Bank in its respective
markets
“Outstanding” CRA Rating

Experienced Management
Experienced Management

*Formerly EVP at Premier Commercial Bank, N.A.
Name Title Functional Banking Exp CUB Tenure
David Rainer President Chief Executive Officer 32 years 7 years
Anne Williams EVP
Chief Operating Officer & Chief
Credit Officer
32 years 7 years
Karen
Schoenbaum
EVP Chief Financial Officer 19 years 3 years
Anita Wolman EVP General Counsel 35 years 7 years
Sam Kunianski EVP
Executive Manager – Commercial
and Private Banking
28 years 6 years
William Sloan EVP
Executive Manager – Real Estate and
Santa Clarita Regional Manager
28 years 7 years
Stephen Pihl EVP
Executive Manager – SBA and
Orange County Regional Manager
25 years New addition*

A History of Success
A History of Success

The Management Team at California United Bank has three decades of banking experience in the Southern California
Market.
The same Executive Team that
created success at the banks below are now in charge at California United Bank.
Grew to $1 billion in assets
Sold to Bank of Hawaii in 1997
Sold to U.S. Bancorp in 2000
Opened in 2005
Acquired Cal Oaks State Bank December 31, 2010
Merged with Premier Commercial Bancorp July 31, 2012
$1.25 billion in total assets at December 31, 2012
California United Bank (Current)
U.S. Bank (2001 – 2004)
Santa Monica Bank
California United Bank (1992 – 1997)
Wells Fargo/Security Pacific – 1980s

Our Growth Strategy
Our Growth Strategy

Organic
Organic
Acquisitions
Acquisitions
De novo regional offices with strong local leadership
Hire “in market” talent
Offer sophisticated products/solutions
Expertise in C&I and Commercial Real Estate lending
Relationship-based business
Distinguish by service
New SBA lending expertise provided by PCB
California Oaks State Bank (12/31/10)
Premier Commercial Bank (7/31/12)

Q4 2012 Highlights
Q4 2012 Highlights

Core earnings
*
of $3.9 million
+146% YoY
Strong balance sheet growth
+8% loan growth (linked quarter)
+3% non-interest bearing deposit growth (linked quarter)
High quality deposit base
50% non-interest bearing
17 bps cost of deposits
NIM and efficiency ratio improve
NIM increases 30 bps to 3.87%
Efficiency ratio improves to 72%
Continued pristine credit quality
No charge-offs in Q4
*
Core earnings reconciliation to net income provided in Appendix

Increasing Earnings Power
Increasing Earnings Power
*
Core earnings reconciliation to net income provided in Appendix

$803
$1,046
$1,076
$1,596
$1,134
$1,627
$1,683
$3,929
$500
$1,500
$2,500
$3,500
$4,500
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Core Earnings*

Improving Operating Leverage
Improving Operating Leverage

3Q12 operating expenses excludes $2.5 million in merger-related expenses
$6
$7
$8
$9
$10
$11
$12
$13
$14
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Revenue Operating Expenses

Impact of PCB Merger
Impact of PCB Merger

*
Core earnings reconciliation to net income provided in Appendix
$1,596
$3,929
$500
$1,500
$2,500
$3,500
$4,500
4Q11 4Q12
Core Earnings*
83%
72%
50%
60%
70%
80%
90%
100%
4Q11 4Q12
Efficiency Ratio
0.15%
0.50%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
4Q11 4Q12
ROAA
1.52%
5.14%
0.00%
2.00%
4.00%
6.00%
4Q11 4Q12
ROAE

Consistent Asset Growth
Consistent Asset Growth

COSB
acquisition
*Represents the assets acquired from Premier Commercial Bancorp on July 31, 2012
$102
$178
$260
$379
$457
$638
$800
$853
$118
$397*
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2005 2006 2007 2008 2009 2010 2011 2012
CUB Organic Acquisitions
$1,250
$756
PCB
acquisition

Loan Growth
Loan Growth

Q4 2012 Loan Growth = $60MM or 8%
$35
$96
$162
$232
$263
$334
$489
$600
$87
$255
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2005 2006 2007 2008 2009 2010 2011 2012
CUB Organic Acquisitions
$855
PCB
acquisition
$421
COSB
acquisition

Loan Portfolio Composition
Loan Portfolio Composition
(December 31, 2012) (December 31, 2012)

C&I
31%
Owner-
Occupied CRE
21%
Non-Owner
Occupied CRE
29%
Construction
6%
1-4 Family
7%
Multi-Family
4%
Other
2%

Loans by Industry
Loans by Industry
(C&I and Owner-Occupied)
(C&I and Owner-Occupied)
(December 31, 2012) (December 31, 2012)

Admin Mgmt
4%
Construction
6%
Education
1%
Entertainment
2%
Finance
7%
Healthcare
6%
Information
1%
Manufacturing
15%
Other Services
3%
Professional Svces
7%
Real Estate
25%
Restaurant/Lodging
6%
Retail
4%
Transportation
2%
Wholesale
11%

NPAs/Total Assets
NPAs/Total Assets

Peer Group includes public banks or bank holding companies  in California with total assets between $1.0-$1.5 billion (peer data unavailable for Q4 2012)
1.24%
1.12%
1.10%
1.19%
1.05%
0.98%
1.07%
1.09%
4.90%
4.12%
3.54%
3.31%
3.18% 3.27%
3.11%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
CUNB Peer Group Avg.

NCOs/Avg. Loans
NCOs/Avg. Loans

Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$1.5 billion
-0.04%
-0.01%
0.49%
0.01%
-0.08%
0.08%
1.22%
0.76%
1.41%
0.75%
0.63%
0.99%
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
FY2011 1Q12 2Q12 3Q12 4Q12 FY2012
CUNB Peer Group Avg.

Strong Deposit Growth
Strong Deposit Growth

$60
$116
$191
$246
$346
$545
$691
$800
$113
$278
$0
$200
$400
$600
$800
$1,000
$1,200
2005 2006 2007 2008 2009 2010 2011 2012
CUB Organic Acquisitions
$1,078
$658
Q4 2012 Non-Interest Bearing Growth = $18MM
PCB
acquisition
COSB
acquisition

Deposit Composition Deposit Composition (December 31, 2012) (December 31, 2012) 23 Non-Int. Bearing Demand 50.4% Interest Bearing Transaction 10.5% MM and Savings 31.6% CDs 7.5%

Transaction Accounts / Total Deposits (%)
Cost of Funds (%)

CU BANCORP

Transaction Accounts and Cost of Funds
Transaction Accounts and Cost of Funds

Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$1.5 billion (peer data unavailable for Q4 2012)
32.2
29.5
26.8
28.4
31.1
36.9
38.4
40.3
35.7
29.1
51.4
46.2
53.5
64.5
67.5
57.6
60.9
2.44
2.87
2.00
1.31
0.87
0.64
0.47
0.47
2.33
2.80
1.59
0.70
0.45
0.19
0.12
0.24
0.24
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
2006Y 2007Y 2008Y 2009Y 2010Y 2011Y Q2 2012 Q3 2012 Q4 2012
Peer Median (Transaction Accounts) CUNB (Transaction Accounts)
Peer Median (Cost of Funds) CUNB (Cost of Funds)

CU Bancorp Capital Ratios
CU Bancorp Capital Ratios

Tier 1 Leverage Capital Ratio (%) Total Risk Based Capital Ratio (%)
Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$1.5 billion (peer group data as of September 30, 2012)
9.13%
11.30%
5.00%
0%
2%
4%
6%
8%
10%
12%
CUNB Peer Group
Avg.
FDIC Well
Capitalized
12.35%
16.04%
10.00%
0%
5%
10%
15%
20%
CUNB Peer Group
Avg.
FDIC Well
Capitalized

Merger Overview
Merger Overview

Creates one of Los Angeles/Orange County’s largest independent commercial banking franchises focused exclusively in the market
Partnered two of Southern California’s strongest commercial
banks; strengthening the franchise for long-term earnings
growth and value creation
The critical mass of a larger institution will enable the bank to expand available services and penetrate additional markets
The transaction will be beneficial for stakeholders in both
organizations: creating value for shareholders, employees,
customers, and the Southern California communities
Southern California’s
Preeminent Business Bank

Merger of Two Attractive Franchises
Merger of Two Attractive Franchises

Low Cost Deposits
C&I Lending Expertise
Attractive Locations
Strong Credit Quality
Experienced Management Team
SBA Expertise
Real Estate Lending Expertise
Attractive Orange County Market
Strong Credit Quality
Experienced Management Team

An Abundance of Synergies
An Abundance of Synergies

Combined breadth of products and services will
increase business development capabilities
throughout footprint
PCB’s award-winning SBA lending platform will be
leveraged throughout CUB’s markets
Improving PCB’s deposit mix and reducing funding
costs
Elimination of redundancies will provide meaningful
cost savings and enhance efficiencies
Greater scale will enable better absorption of
increasing regulatory compliance costs

- [illegible]
- [illegible]
- [illegible]
- [illegible]
- [illegible]

CU BANCORP

Shifting from Growth
Shifting from Growth
to High Performance
to High Performance

Capture synergies from PCB merger
Expand non-interest income through
increased SBA loan production and sales
Continue attracting high performing bankers
Further penetrate existing footprint
Enhance efficiencies as we continue to scale

23.46
+0.15
3,065.22
+0.20
12.00
13,473.22
-0.31
CALIFORNIA UNITED BANK
October 10, 2012
CUNB

FDIC

CU BANCORP

Contact Information Contact Information 30 For more information, please contact: Karen Schoenbaum, CFO (818) 257-7700 kschoenbaum@cunb.com

Appendix
Appendix

Reconciliation of Core Earnings to Net Income (Loss)
4Q12 3Q12 2Q12 1Q12 4Q11 3Q11 2Q11 1Q11
Net Income (Loss) 1,628 (932) 525 506 306 601 312 248
Add back:  Provision for income tax expense (benefit) 1,166 (453) 502 450 181 454 242 270
Add back:  Provision for loan losses 867 521 380 - 781 - 467 194
Subtract:  Gain on sale of securities, net - - - - - 6 69 144
Subtract:  Other-than-temporary impairment losses, net (65) (30) (30) (30) (130) (19) (70) (45)
Add back:  Merger related expenses 203 2,517 190 148 198 8 24 190
Core Earnings 3,929 1,683 1,627 1,134 1,596 1,076 1,046 803